UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 24, 2007

Date of Report - (Date of earliest event reported)

PARAMOUNT ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-51518	20-2938469
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

787 7th Avenue, 48th Floor

New York, NY 10019

(Address of principal executive offices) (Zip Code)

(212) 554-4300

(Registrant’s telephone number)

not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                             Other Events

On January 22, 2007, Paramount announced that Dr. Lindsay Rosenwald, chairman of the board of directors, J. Jay Lobell, chief executive officer and member of the board of directors, and Isaac Kier, a member of the board of directors, intended to establish personal plans conforming to Rule 10b5-1 of the Securities Exchange Act of 1934 to purchase up to an aggregate of 1,000,000 warrants at prevailing market prices up to $.64 per warrant, the last sale price of the warrants on January 19.

On January 24, 2007, Mr. Kier informed Paramount that he had elected not to establish a warrant purchase plan.  The aggregate number of warrants to be purchased under the plans has not been affected.  Dr. Rosenwald’s and Mr. Lobell’s warrant purchase plans are expected to commence on January 25, 2007.

Item 9.01                                             Financial Statements and Exhibits.

(c) Exhibits

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARAMOUNT ACQUISITION CORP.

	By:	/s/ J. JAY LOBELL
Name: J. Jay Lobell
Title: Chief Executive Officer

Dated: January 25, 2007